                                                                   EXHIBIT 10.17

                 LEASE AGREEMENT WITH JORDAN ASSOCIATES, INC.

                                     LEASE
                                     -----

     THIS LEASE AGREEMENT (the "Lease") is entered into as of March 6, 1998, between OKC REAL ESTATE INVESTMENTS, INC., a Delaware corporation ("Landlord"), and JORDAN ASSOCIATES, INC., an Oklahoma corporation ("Tenant").

     1.  Lease Grant.  Subject to the terms of this Lease, Landlord leases to
         -----------
Tenant, and Tenant leases from Landlord, the office space depicted on Exhibit "A" attached hereto (the "Premises") which will be located in the office building to be constructed by Landlord in Oklahoma City, Oklahoma, which is described in Exhibit "B" attached hereto (the "Building"). The term "Building" includes the related land, driveways, parking facilities, and similar improvements. Landlord and Tenant agree that the Premises will consist of approximately 25,000 rentable square feet, and that the Building will contain approximately 50,000 rentable square feet.

     2.  Construction of Building.  Landlord agrees to give Tenant periodic
         ------------------------
reports (not less than monthly) on the status of site acquisition, loan processing and the actual construction of the Building from and after the date hereof. Since the Tenant's current lease expires on September 30, 1998, Tenant will use its best efforts to cause its current landlord to agree to allow its occupancy to continue thereafter on a month-to-month basis given the timing uncertainties associated with any construction project. Landlord will use its best efforts to (a) enter into a binding contract for the acquisition of the site for the Building on or before April 1, 1998, and (b) obtain an appropriate loan commitment for the construction loan on or before April 1, 1998. If the Landlord fails to acquire the site or obtain the loan commitment on or before April 1, 1998, Tenant shall have the right to terminate this Lease by giving Landlord a written termination notice on or before April 5, 1998. If the Landlord fulfills the foregoing conditions on or before April 1, 1998, or Landlord fails to fulfill the foregoing conditions on or before April 1, 1998 but Tenant does not terminate this Lease on or before April 5, 1998, this Lease will remain in full force and effect, and Tenant shall have no further termination rights pursuant to this Section 2. The parties acknowledge that the Landlord will not incur any further architectural or engineering or other material expenses in connection with the development of the Building until the Tenant's termination rights as set forth in this Section 2 have terminated.

     3.  Term.  The term of this Lease shall be one hundred twenty (120) months,
         ----
commencing on substantial completion of the Building (the "Commencement Date"), and expiring at 5:00 p.m., on the last day of the 120th month thereafter (the "Term", which definition shall include all renewals of the initial Term). If the Commencement Date is not the first day of a calendar month, then the Term shall be extended by the number of days between the Commencement Date and the first day of the next month. If the Premises are ready for occupancy prior to the Commencement Date, the Commencement Date shall refer to the date of the Tenant's initial occupancy of the Premises, provided that Tenant will be given access to the Premises prior to its actual occupancy to prepare the Premises for occupancy, including installation of telephone and computer systems and relocating its furniture, fixtures and equipment.

     4.   Rent.
          -----

     (a)  Basic Rent.  "Basic Rent" (herein so called) shall be the following
          ----------
amounts for the following periods of time:

    Time Period            Monthly Basic Rent     Rent per Rentable Square Foot
    -----------            ------------------     -----------------------------
     Months 1-60                $24,542.00                  $11.78
     Months 61-120              $27,667.00                  $13.28

     (b)  Payment.  Tenant shall timely pay to Landlord Basic Rent and all
          -------
additional sums to be paid by Tenant to Landlord under this Lease (collectively, the "Rent"), without deduction or set off, at Landlord's address provided for in this Lease or as otherwise specified by Landlord. Basic Rent, adjusted as herein provided, shall be payable monthly in advance, and shall be accompanied by all applicable state and local sales or use taxes. Basic Rent shall be payable on the first day of each month beginning on the Commencement Date. The monthly Basic Rent for any partial month at the beginning of the Term shall equal the product of 1/365 of the annual Basic Rent in effect during the partial month and the number of days in the partial month from and after the Commencement Date, and shall be due on the Commencement Date.

     (c)  Triple Net Lease.  The Basic Rent shall be net to Landlord and all
          ----------------
costs, expenses, and charges of every kind and nature relating to the Premises (excepting only items which the Landlord specifically agrees to pay in this Lease) which may arise or become due and payable during the term of this Lease shall be paid by Tenant.

     5.   Delinquent Payment; Handling Charges.  All past due payments required
          ------------------------------------
of Tenant hereunder shall bear interest from the date due until paid at the maximum lawful rate of interest; alternatively, Landlord may charge Tenant a fee equal to 5% of the delinquent payment to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant's delinquency. In no event, however, shall the charges permitted under this Section 5 or elsewhere in this Lease, to the extent they are considered to be interest under law, exceed the maximum lawful rate of interest.

     6.   Security Deposit.  On April 15, 1998, Tenant shall pay to Landlord
          ----------------
$25,000 (the "Security Deposit"), which shall be held by Landlord to secure Tenant's performance of its obligations under this Lease. The Security Deposit is not an advance payment of Rent or a measure or limit of Landlord's damages upon an Event of Default (defined in Section 17). Landlord may, from time to time and without prejudice to any other remedy, use all or a part of the Security Deposit to perform any obligation Tenant fails to perform

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

hereunder after notice of nonperformance is given to Tenant as required in
Section 17 hereof. Following any such application of the Security Deposit, Tenant shall pay to Landlord within ten (10) days the amount so applied in order to restore the Security Deposit to its original amount. Provided that Tenant has performed all of its obligations hereunder, Landlord shall, within 30 days after the Term ends, return to Tenant the portion of the Security Deposit which was not applied to satisfy Tenant's obligations. The Security deposit may be commingled with other funds, and no interest shall be paid thereon. If Landlord transfers its interest in the Premises and the transferee assumes Landlord's obligations under this Lease, then Landlord may assign the Security Deposit to the transferee and Landlord thereafter shall have no further liability for the return of the Security Deposit.

     7.   Operating Expense Payments.  During each month of the Term, on the
          --------------------------
same date that Basic Rent is due, Tenant shall pay Landlord an amount equal to 1/12 of the annual cost, as estimated by Landlord on an annual basis, of Tenant's Proportionate Share (hereinafter defined) of Operating Expenses for the Building. Tenant shall also (a) pay directly all utility charges associated with the Premises (which will be separately metered) and, (b) pay directly, and contract for, janitorial services for the Premises with a contractor, and on terms, acceptable to Landlord. The Landlord's estimate for the Operating Expenses for the first year of the Building's operation is attached hereto as Exhibit "F", provided Tenant acknowledges that the Operating Expenses for the Building are dependent upon many factors beyond the control of Landlord, and Tenant will pay its Proportionate Share of the actual costs. Payments thereof for any fractional calendar month shall be prorated. The term "Operating Expenses" means all reasonable costs and expenses incurred by Landlord with respect to the ownership, maintenance, and operation of the Building including, but not limited to costs of: taxes and fees payable to tax consultants and attorneys for consultation and contesting taxes; insurance; common area utilities; association dues; snow removal; maintenance and repair of all portions of the Building, including without limitation, paving and parking areas, roads, roofs, alleys, and driveways, mowing, landscaping, exterior painting, utility lines and mechanical systems; amounts paid to contractors and subcontractors for work or services performed in connection with any of the foregoing; charges or assessments of any association to which the Building is subject; property management fees payable to a property manager, including any affiliate of Landlord, or if there is no property manager, an administration fee payable to Landlord which shall not exceed the level of the management fees reflected in Exhibit "F" attached hereto; security services, if any; trash collection, sweeping and removal; and additions or alterations made by Landlord to the Building in order to comply with applicable laws or codes as amended from time to time or that are appropriate for the continued operation of the Building as an office building in the market area, provided that the cost of such additions or alterations that are required to be capitalized for federal income tax purposes shall be amortized on a straight line basis over a period equal to the lesser of the useful life thereof for federal income tax purposes or 10 years. Operating Expenses shall not include debt service under mortgages or ground rent under ground leases, costs of restoration to the extent of net insurance proceeds received by Landlord with respect thereto, leasing commissions, or the costs of renovating space for tenants.

     The Operating Expenses will be reconciled by Landlord on an annual basis. If Tenant's total payments for any year are less than Tenant's Proportionate Share of actual Operating Expenses for such year, Tenant shall pay the difference to Landlord within 30 days after written notice thereof. If the total payments of Tenant for any year are more than Tenant's Proportionate Share of actual Operating Expenses for such year, Landlord shall refund the difference to Tenant within thirty (30) days after the annual reconciliation is completed. Tenant shall have the right to review the supporting information compiled by and relied upon by Landlord in calculating Operating Expenses and Tenant's Proportionate Share thereof. For purposes of calculating Tenant's Proportionate Share of Operating Expenses, a year shall mean a calendar year except the first year, which shall begin on the Commencement Date, and the last year, which shall end on the expiration of this Lease. Tenant's "Proportionate Share" shall be fifty percent (50%) as reasonably adjusted by Landlord in the future for changes in the physical size of the Premises or the Building. Landlord may equitably increase Tenant's Proportionate Share for any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Building that includes the Premises or that varies with the occupancy of the Building, provided Landlord will give Tenant written notice prior to effectuating any such increase.

     8.   Improvements: Alterations: Repairs: Maintenance.
          -----------------------------------------------

     (a)  Improvements: Alterations.  Improvements to the Premises shall be
          -------------------------
installed at Tenant's expense only in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord. No alterations or physical additions in or to the Premises may be made without Landlord's prior written consent, which shall not be unreasonably withheld or delayed; however, Landlord may withhold its consent to any alteration or addition that would affect the Building's structure or its HVAC, plumbing, electrical, or mechanical systems. Excluding ordinary course decorative activities associated with the interior portion of the Premises, Tenant shall not paint or install lighting or decorations, signs, window or door lettering, or advertising media of any type on or about the Premises without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed; however, Landlord may withhold its consent to any such painting or installation which would affect the appearance of the exterior of the Building or of any common areas of the Building. All alterations, additions, or improvements made in or upon the Premises shall, at Landlord's option, either be removed by Tenant prior to the end of the Term (and Tenant shall repair all damage caused thereby), or shall remain on the Premises at the end of the Term without compensation to Tenant. All alterations, additions, and improvements shall be constructed, maintained, and used by Tenant, at its risk and expense, in accordance with all laws. Landlord's approval of the plans and specifications therefor shall not be a representation by Landlord that such alterations, additions, or improvements comply with any law.

     (b)  Repairs; Maintenance.  Tenant shall maintain the Premises in a clean,
          --------------------
safe, and operable condition, and shall not permit or allow to remain any waste or damage to any portion of the Premises. Tenant shall repair or replace, subject to Landlord's direction and supervision, any damage to the Building caused by Tenant, Tenant's transferees, or their respective agents, contractors, or invitees. If Tenant fails to make such repairs or replacements after notice of nonperformance is given to Tenant as required in Section 17 hereof, then Landlord may make the same at Tenant's cost. If any such damage occurs outside of the Premises, then Landlord may elect to repair such damage at Tenant's expense, rather than having Tenant repair such damage. The cost of all repair or replacement work performed by Landlord under this Section 8 shall be paid by Tenant to Landlord within fifteen days after Landlord has invoiced Tenant therefor.

     (c)  Performance of Work.  All work described in this Section 8 shall be
          -------------------
performed only by Landlord or by contractors and subcontractors approved in writing by Landlord. Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage naming Landlord as an additional insured against such risks, in such amounts, and with such companies as Landlord may reasonably require. All such work shall be performed in accordance with all legal requirements and in a good and workmanlike manner so as not to damage the Premises, the Building, or the components thereof. Except as otherwise set forth herein, in no event shall Landlord be liable for any defects in the Premises or for any limitation on its use.

     (d)  Mechanic's Liens.  Tenant shall not permit any mechanic's liens to be
          ----------------
filed against the Premises or the Building for any work performed, materials furnished, or obligation incurred by or at the request of Tenant. If such a lien is filed, then Tenant shall, within ten (10) days after Landlord has delivered notice of the filing thereof to Tenant, either pay the amount of the lien or diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take either such action, then Landlord may pay the lien claim or bond around the lien and invoice Tenant for the cost thereof, and any amounts so paid, including expenses and interest, shall be paid by Tenant to Landlord within ten days after Landlord has invoiced Tenant therefor.

     9.   Use.  Tenant shall continuously occupy and use the Premises only for
          ---
general office use (the "Permitted Use") and shall comply with all laws, orders, rules, and regulations relating to the use, condition, access to, and occupancy of the Premises. The Premises shall not be used for any use which is disreputable or creates extraordinary fire hazards. Without the Landlord's written consent, the Premises shall not be used for any use which results in an increased rate of insurance on the Building or its contents, or for the storage of any hazardous materials or substances, provided, however, that Landlord acknowledges that spray mount adhesive, lacquer thinner and Bestine are used in the ordinary course of Tenant's business. Tenant agrees that the quantities of the referenced materials located in the Premises shall not exceed the following:
(a) forty-eight (48) cans
of spray mount adhesive which are each twelve (12) ounces or less; (b) two (2) gallons of lacquer thinner; and (c) five (5) gallons of Bestine. Tenant further agrees to indemnify the Landlord from and against any and all damages and liabilities of any type incurred by the Landlord or the Building as a result of such use by Tenant. If, because of Tenant's acts, the rate of insurance on the Building or its contents increases, then Tenant shall pay to Landlord the amount of such increase on demand. Tenant shall conduct its business and control its agents, employees, and invitees in such a manner as not to create any nuisance or unreasonably interfere with other tenants or Landlord in its management of the Building, including nuisances associated with the use of spray mount adhesive, lacquer thinner and Bestine. Tenant, at its sole expense, shall comply with all laws (including, without limitation, any and all environmental rules, regulations and requirements, and all laws regarding access for handicapped or disabled persons), ordinances and regulations, and all declarations, covenants, and restrictions, applicable to Tenant's use or occupation of the Premises, and with all governmental orders and directives of public officers which impose any duty or restriction with respect to the use or occupation of the Premises, including those pertaining to the use of spray mount adhesive, lacquer thinner and Bestine. Outside storage, including, without limitation, storage of trucks and other vehicles, is prohibited without Landlord's prior written consent. No use shall be made of the Premises that would constitute the Building as a place of public accommodation under the Americans with Disabilities Act or similar statutes or local ordinances or any regulations promulgated thereunder, all as may be amended from time to time (the "ADA"); and Tenant shall cause the Premises (and, to the extent required by improvements to the Premises, the Building) to comply with the ADA.

     10.  Assignment and Subletting.
          -------------------------

     (a)  Transfers; Consent.  Tenant shall not, without the prior written
          ------------------
consent of Landlord, (1) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law, (2) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization, (3) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant, (4) sublet any portion of the Premises, (5) grant any license, concession, or other right of occupancy of any portion of the Premises, or (6) permit the use of the Premises by any parties other than Tenant (any of the events listed in Section 10.(a)(1) through 10.(a)(6) being a "Transfer"). If Tenant requests Landlord's consent to a Transfer, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Landlord shall not unreasonably withhold its consent to any assignment or subletting of the Premises, provided that the proposed transferee (A) is creditworthy, (B) has a good reputation in the business community, (C) does not engage in business similar to those of other tenants in the Building, and (D) is not another occupant of the Building; otherwise, Landlord may withhold its consent in its sole discretion. Concurrently with Tenant's notice of any request for consent to a Transfer, Tenant shall pay to Landlord a fee of $350.00 to defray Landlord's expenses in reviewing such request, and Tenant shall also reimburse Landlord immediately upon request for its attorneys' fees incurred in connection with considering any request for consent to a Transfer. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes the Tenant's obligations hereunder; however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer for the period of the Transfer. Landlord's consent to a Transfer shall not release Tenant from its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Rent. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so.

     (b)  Cancellation.  Landlord may, within 30 days after submission of
          ------------
Tenant's written request for Landlord's consent to an assignment or subletting, cancel this Lease as to the portion of the Premises proposed to be sublet or assigned as of the date the proposed Transfer is to be effective. If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant.

     (c)  Additional Compensation.  Tenant shall pay to Landlord, immediately
          -----------------------
upon receipt thereof, the excess of (1) all compensation received by Tenant for a Transfer less the costs reasonably incurred by Tenant with unaffiliated third parties in connection with such Transfer (i.e., brokerage commissions, tenant finish work, and the like) over (2) the Rent allocable to the portion of the Premises covered thereby.

     11.  Insurance; Waivers; Subrogation; Indemnity.
          ------------------------------------------

     (a)  Insurance.  Tenant shall maintain throughout the Term the following
          ---------
insurance policies: (1) comprehensive general liability insurance in amounts of $1,000,000 per occurrence with $2,000,000 in the aggregate or such other amounts as Landlord may from time to time reasonably require, insuring Tenant, Landlord, Landlord's agents and their respective affiliates against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises, (2) casualty insurance for the full replacement cost of the Building, (3) insurance covering the full value of Tenant's property and improvements, and other property (including property of others) in the Premises,
(4) contractual liability insurance sufficient to cover Tenant's indemnity obligations hereunder, (5) worker's compensation insurance, and (6) business interruption insurance. Tenant's insurance shall provide primary coverage to Landlord when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlord's policy will be excess over Tenant's policy. Tenant shall furnish to Landlord certificates of such insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance required hereunder, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least 30 days before cancellation or a material change of any such insurance policies. All such insurance policies shall be in form, and issued by companies, reasonably satisfactory to Landlord. The term "affiliate" shall mean any person or entity, directly or indirectly, controlling, controlled by, or under common control with the party in question.

     (b)  Waiver of Negligence; No Subrogation.  Landlord and Tenant each waives
          ------------------------------------
any claim it might have against the other for any injury to or death of any person or persons or damage to or theft, destruction, loss, or loss of use of any property (a "Loss"), to the extent the same is insured against under any insurance policy that covers the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or, in the case of Tenant's waiver, is required to be insured against under the terms hereof, regardless of whether the negligence of the other party caused such loss. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

     (c)  Indemnity.  Subject to Section 11.(b), Tenant shall defend, indemnify,
          ---------
and hold harmless Landlord and its representatives and agents from and against all claims, demands, liabilities, causes of action, suits, judgments, damages, and expenses (including attorneys' fees) arising from (i) any Loss arising from any occurrence on the Premises or (ii) Tenant's failure to perform its obligations under this Lease, even though caused or alleged to be caused by the negligence or fault of Landlord or its agents (other than a Loss arising from the sole or gross negligence of Landlord or its agents), and even though any such claim, cause of action, or suit is based upon or alleged to be based upon the strict liability of Landlord or its agents. This indemnity is intended to indemnify Landlord and its agents against the consequences of their own negligence when Landlord or its agents are jointly, comparatively, contributively, or concurrently negligent with Tenant. This indemnity provision shall survive termination or expiration of this Lease. If any proceeding is filed for which indemnity is required hereunder, Tenant agrees, upon request therefor, to defend the indemnified party in such proceeding at its sole cost utilizing counsel satisfactory to the indemnified party.

     12.  Subordination Attornment: Notice to Landlord's Mortgagee.
          --------------------------------------------------------

     (a)  Subordination.  This Lease shall be subordinate to any deed of trust,
          -------------
mortgage, or other security instrument, or any ground lease, master lease, or primary lease, that now or hereafter covers all or any part of the Premises (the mortgagee under any such mortgage or the lessor under any such lease is referred to herein as a "Landlord's Mortgagee"). Any Landlord's Mortgagee may elect, at any time, unilaterally, to make this Lease superior to its mortgage, ground lease, or other interest in the Premises by so notifying Tenant in writing.

     (b)  Attornment.  Tenant shall attorn to any party succeeding to Landlord's
          ----------
interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, and shall execute such agreements confirming such attornment as such party may reasonably request.

     (c)  Notice to Landlord's Mortgagee.  Tenant shall not seek to enforce any
          ------------------------------
remedy it may have for any default on the part of the Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations hereunder.

     13.  Rules and Regulations.  Tenant shall comply with the rules and
          ---------------------
regulations of the Building which are attached hereto as Exhibit C. Landlord may, from time to time, change such rules and regulations for the safety, care, or cleanliness of the Building and related facilities, provided Tenant is given written notice thereof, all the changes are applicable to all tenants of the Building and the changes will not unreasonably interfere with Tenant's use of the Premises. Tenant shall be responsible for the compliance with such rules and regulations by its employees, agents, and invitees.

     14.  Condemnation.
          ------------

     (a)  Total Taking - Tenant's Rights.  If the entire Building or Premises
          ------------------------------
are taken by right of eminent domain or conveyed in lieu thereof (a "Taking"), this Lease shall terminate as of the date of the Taking.

     (b)  Partial Taking - Tenant's Rights.  If any part of the Building becomes
          --------------------------------
subject to a Taking and such Taking will prevent Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking for a period of more than 150 days, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within 30 days after the Taking, and Rent shall be apportioned as of the date of such Taking. If Tenant does not terminate this Lease, then Rent shall be abated on a reasonable basis as to that portion of the Premises rendered untenantable by the Taking.

     (c)  Partial Taking - Landlord's Rights.  If any material portion, but less
          ----------------------------------
than all, of the Building becomes subject to a Taking, or if Landlord is required to pay any of the proceeds received for a Taking to a Landlord's Mortgagee, then Landlord may terminate this Lease by delivering written notice thereof to Tenant within 30 days after such Taking, and Rent shall be apportioned as of the date of such Taking. If Landlord does not so terminate this Lease, then this Lease will continue, but if any portion of the Premises has been taken, Rent shall abate as provided in the last sentence of Section 14.(b).

     (d)  Award. If any Taking occurs, then Landlord shall receive the entire
          -----
award or other compensation for the land on which the Building is situated, the Building, and other improvements taken, and Tenant may separately pursue a claim (to the extent it will not reduce Landlord's award) against the condemnor for the value of Tenant's personal property which Tenant is entitled to remove under this Lease, moving costs, loss of business, and other claims it may have.

     15.  Fire or Other Casualty.
          ----------------------

     (a)  Repair Estimate.  If the Premises or the Building are damaged by fire
          ---------------
or other casualty (a "Casualty"), Landlord shall, within 75 days after such Casualty, deliver to Tenant a good faith estimate (the "Damage Notice") of the time needed to repair the damage caused by such Casualty.

     (b)  Landlord's and Tenant's Rights.  If a material portion of the Premises
          ------------------------------
or the Building is damaged by Casualty such that Tenant is prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Casualty and Landlord estimates that the damage caused thereby cannot be repaired within 240 days after the Casualty, then Tenant may terminate this Lease by delivering written notice to Landlord of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant. If Tenant does not so timely terminate this Lease, then (subject to Section 15.(c)) Landlord shall repair the Building or the Premises, as the case may be, as provided below, and Rent for the portion of the Premises rendered untenantable by the damage shall be abated on a reasonable basis from the date of damage until the completion of the repair, unless Tenant caused such damage, in which case, Tenant shall continue to pay Rent without abatement.

     (c)  Landlord's Rights.  If a Casualty damages a material portion of the
          -----------------
Building, and Landlord makes a good faith determination that restoring the Premises would be uneconomical, or if Landlord is required to pay any insurance proceeds arising out of the Casualty to a Landlord's Mortgagee, then Landlord may terminate this Lease by giving written notice of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant, and Rent shall be abated as of the date of the Casualty.

     (d) Repair Obligation.  If neither party elects to terminate this Lease
         -----------------
following a Casualty, then Landlord shall, within a reasonable time after such Casualty, begin to repair the Building and the Premises and shall proceed with reasonable diligence to restore the Building and Premises to substantially the same condition as they existed immediately before such Casualty; however, Landlord shall not be required to repair or replace any of the furniture, equipment, fixtures, and other improvements which may have been placed by, or at the request of, Tenant or other occupants in the Building or the Premises, and Landlord's obligation to repair or restore the Building or Premises shall be limited to the extent of the insurance proceeds actually received by Landlord for the Casualty in question.

     16.  Taxes.  Tenant shall be liable for all taxes levied or assessed
          -----
against personal property, furniture, or fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, upon demand, the part of such taxes for which Tenant is primarily liable hereunder; however, Landlord shall not pay such amount if Tenant notifies Landlord that it will contest the validity or amount of such taxes before Landlord makes such payment, and thereafter diligently proceeds with such contest in accordance with law and if the non-payment thereof does not pose a threat of loss or seizure of the Building or interest of Landlord therein.

     17.  Events of Default.  Each of the following occurrences shall be an
          -----------------
"Event of Default":

     (a) Tenant's failure to pay Rent on or before the applicable due date and on or before the 5th day after Landlord has delivered written notice to Tenant that the same is past due;

     (b) Tenant's failure to perform, comply with, or observe any other agreement or obligation of Tenant under this Lease and the continuance of such failure for a period of more than 30 days after Landlord has delivered to Tenant written notice thereof, provided that if the default is of such a nature that it may not be reasonably cured within 30 days, then no Event of Default shall occur hereunder if Tenant commences curing within such 30-day period and thereafter diligently and continuously pursues such cure to completion within a period of not more than 90 days after the delivery of such notice; and

     (c) The filing of a petition by or against Tenant (the term "Tenant" shall include, for the purpose of this Section 17.(c), any guarantor of the Tenant's obligations hereunder)

(1) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any state or federal debtor relief law; (3) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease; or (4) for the reorganization or modification of Tenant's capital structure; however, if such a petition is filed against Tenant, then such filing shall not be an Event of Default unless Tenant fails to have the proceedings initiated by such petition dismissed within 90 days after the filing thereof.

     18.  Remedies.  Upon any Event of Default, Landlord may, in addition to all
          --------
other rights and remedies afforded Landlord hereunder or by law or equity, take any of the following actions:

     (a) Terminate this Lease by giving Tenant written notice thereof, in which event Tenant shall pay to Landlord the sum of (1) all Rent accrued hereunder through the date of termination, (2) all amounts due under Section 19.(a), and
(3) an amount equal to (A) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the "Prime Rate" as published on the date this Lease is terminated by The Wall Street Journal, Southwest Edition, in its listing of "Money Rates" minus one percent, times (B) 75%;

     (b) Terminate Tenant's right to possess the Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (1) all Rent and other amounts accrued hereunder to the date of termination of possession, (2) all amounts due from time to time under
Section 19.(a), and (3) all Rent and other net sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period, after deducting all costs incurred by Landlord in reletting the Premises. Landlord shall use reasonable efforts to relet the Premises on such terms as Landlord in its sole discretion may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises); however, Landlord shall not be obligated to relet the Premises before leasing other portions of the Building. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect rent due for such reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring an action against Tenant to collect amounts due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to dispossess or exclude Tenant from the Premises shall be deemed to be taken under this Section 18.(b). If Landlord elects to proceed under this
Section 18.(b), it may at any time elect to terminate this Lease under Section 18.(a).

     19.  Payment by Tenant: Non-Waiver.
          -----------------------------

     (a)  Payment by Tenant.  Upon any Event of Default, Tenant shall pay to
          -----------------
Landlord all costs incurred by Landlord (including court costs and reasonable attorneys' fees and expenses) in (1) obtaining possession of the Premises, (2) removing and storing Tenant's or any other occupant's property, (3) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant, (4) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting), (5) performing Tenant's obligations which Tenant failed to perform, and (6) enforcing, or advising Landlord of, its rights, remedies, and recourses arising out of the Event of Default. To the full extent permitted by law, Landlord and Tenant agree the federal and state courts of Oklahoma shall have exclusive jurisdiction over any matter relating to or arising from this Lease and the parties' rights and obligations under this Lease.

     (b)  No Waiver.  Landlord's acceptance of Rent following an Event of
          ---------
Default shall not waive Landlord's rights regarding such Event of Default. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord's rights regarding any future violation of such term. Landlord's acceptance of any partial payment of Rent shall not waive Landlord's rights with regard to the remaining portion of the Rent that is due, regardless of any endorsement or other statement on any instrument delivered in payment of Rent or any writing delivered in connection therewith; accordingly, Landlord's acceptance of a partial payment of rent shall not constitute an accord and satisfaction of the full amount of the Rent that is due.

     20.  Landlord's Lien.  In addition to the statutory landlord's lien, Tenant
          ---------------
grants to Landlord, to secure performance of Tenant's obligations hereunder, a security interest in all goods (including equipment and inventory), fixtures, and other personal property of Tenant situated on the Premises, and all proceeds thereof (the "Collateral"), and the Collateral shall not be removed from the Premises without the prior written consent of Landlord (other than in Tenant's ordinary course of business) until all obligations of Tenant have been fully performed. Upon the occurrence of an Event of Default, Landlord may, in addition to all other remedies, without notice or demand except as provided below, exercise the rights afforded to a secured party under the Oklahoma Uniform Commercial Code (the "UCC"). To the extent the UCC requires Landlord to give to Tenant notice of any act or event and such notice cannot be validly waived before a default occurs, then five-days' prior written notice thereof shall be reasonable notice of the act or event. Tenant grants to Landlord a power of attorney to execute and file any financing statement or other instrument necessary to perfect Landlord's security interest under this Section 20, which power is coupled with an interest and is irrevocable during the Term. Landlord may also file a copy of this Lease as a financing statement to perfect its security interest in the Collateral. Landlord agrees to subordinate its lien to liens granted by Tenant to third party lenders from time to time for any and all equipment obtained by Tenant from and after the date hereof so long as there is no material adverse change in the Tenant's financial condition from and after the date hereof.

     21.  Surrender of Premises.  No act by Landlord shall be deemed an
          ---------------------
acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant shall deliver to Landlord the Premises with all improvements located therein in good repair and condition, broom-clean, reasonable wear and tear (and condemnation and Casualty damage not caused by Tenant, as to which Sections 14 and 15 shall control) excepted, and shall deliver to Landlord all keys to the Premises. Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all unattached trade fixtures, furniture, and personal property placed in the Premises by Tenant, and shall remove such alterations, additions, improvements, trade fixtures, personal property, equipment, wiring, and furniture as Landlord may request. Tenant shall repair all damage caused by such removal. All items not so removed shall be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items. The provisions of this Section 21 shall survive the end of the Term.

     22.  Holding Over.  If Tenant fails to vacate the Premises at the end of
          ------------
the Term, then Tenant shall be a tenant at will and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, Tenant shall pay, in addition to the other Rent, a daily Basic Rent equal to the greater of (A) 150% of the daily Basic Rent payable during the last month of the Term, or (B) 125% of the prevailing rental rate in the Building for similar space.

     23.  Certain Rights Reserved by Landlord.  Provided that the exercise of
          -----------------------------------
such rights does not unreasonably interfere with Tenant's occupancy of the Premises, Landlord shall have the following rights:

     (a) To decorate and to make inspections, repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Building, or any part thereof; to enter upon the Premises and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Building; to interrupt or temporarily suspend Building services and facilities; to change the name of the Building subject to Tenant's rights as described in Section 24(t) hereof; and to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms, or other public parts of the Building;

     (b) To take such reasonable measures as Landlord deems advisable for the security of the Building and its occupants; evacuating the Building for cause, suspected cause, or for drill purposes; temporarily denying access to the Building; and closing the

Building after normal business hours and on Sundays and holidays, subject, however, to Tenant's right to enter when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time; and

     (c) To enter the Premises at reasonable hours with reasonable advance notice to the Tenant to show the Premises to prospective purchasers, lenders, or, during the last 12 months of the Term, tenants.

     24.  Miscellaneous.
          -------------

     (a)  Landlord Transfer.  Landlord may transfer any portion of the Building
          -----------------
and any of its rights under this Lease. If Landlord assigns its rights under this Lease, then Landlord shall thereby be released from any further obligations hereunder, provided that the assignee assumes Landlord's obligations hereunder in writing.

     (b)  Landlord's Liability.  The liability of Landlord to Tenant for any
          --------------------
default by Landlord under the terms of this Lease shall be recoverable only from the interest of Landlord in the Building, and Landlord shall not be personally liable for any deficiency. This Section shall not limit any remedies which Tenant may have for Landlord's defaults which do not involve the personal liability of Landlord.

     (c)  Force Majeure.  Other than for Tenant's obligations under this Lease
          -------------
that can be performed by the payment of money (e.g., payment of Rent and maintenance of insurance), whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party.

     (d)  Brokerage.  Neither Landlord nor Tenant has dealt with any broker or
          ---------
agent in connection with the negotiation or execution of this Lease, other than Trammell Crow MW, Inc. whose commission shall be paid by Landlord. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party.

     (e)  Estoppel Certificates.  From time to time, Tenant shall furnish to any
          ---------------------
party designated by Landlord, within ten days after Landlord has made a request therefor, a certificate signed by Tenant confirming and containing such factual certifications and representations as to this Lease as Landlord may reasonably request.

     (f)  Notices. All notices and other communications given pursuant to this
          -------
Lease shall be in writing and shall be (1) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified next to their signature block, (2) hand delivered to the intended address, or (3) sent by prepaid telegram, cable, facsimile transmission, or telex followed by a confirmatory letter. All notices shall be effective upon delivery to the address of the addressee. The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

     (g) Severability.  If any clause or provision of this Lease is illegal,
         ------------
invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

     (h) Amendments and Binding Effect.  This Lease may not be amended except by
         -----------------------------
instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord's Mortgagee, no third party shall be deemed a third party beneficiary hereof.

     (i) Quiet Enjoyment.  Provided Tenant has performed all of its obligations
         ---------------
hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, but not otherwise, subject to the terms and conditions of this Lease.

     (j) No Merger.  There shall be no merger of the leasehold estate hereby
         ---------
created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

     (k) No Offer.  The submission of this Lease to Tenant shall not be
         --------
construed as an offer, and Tenant shall not have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

     (l) Entire Agreement.  This Lease constitutes the entire agreement between
         ----------------
Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection therewith.

     (m) Waiver of Jury Trial.  To the maximum extent permitted by law, Landlord
         --------------------
and Tenant each waive right to trial by jury in any litigation arising out of or with respect to this Lease.

     (n) Governing Law.  This Lease shall be governed by and construed in
         -------------
accordance with the laws of the State in which the Premises are located.

     (o) Joint and Several Liability.  If Tenant is comprised of more than one
         ---------------------------
party, each such party shall be jointly and severally liable for Tenant's obligations under this Lease.

     (p) Financial Reports.  Within 15 days after Landlord's request, Tenant
         -----------------
will furnish Tenant's most recent audited financial statements (including any notes to them) to Landlord, or, if no such audited statements have been prepared, such other financial statements (and notes to them) as may have been prepared by an independent certified public accountant or, failing those, Tenant's internally prepared financial statements. Tenant will discuss its financial statements with Landlord and will give Landlord access to reasonable supporting documentation and information in order to enable Landlord to verify the financial statements if they are not audited financial statements. Landlord will not disclose any aspect of Tenant's financial statements that Tenant designates to Landlord as confidential except (a) to Landlord's lenders or prospective purchasers of the Building, (b) in litigation between Landlord and Tenant, and (c) if required by court order.

     (q) Landlord's Fees.  Whenever Tenant requests Landlord to take any action
         ---------------
or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for Landlord's reasonable out-of-pocket costs (estimated at $350 per request) incurred in reviewing the proposed action or consent, including without limitation reasonable attorneys', engineers' or architects' fees, within 10 days after Landlord's delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

     (r) List of Exhibits.  All exhibits and attachments attached hereto are
         ----------------
incorporated herein by this reference.

     Exhibit A   -   Outline of Premises
     Exhibit B   -   Description of Building and Site
     Exhibit C   -   Building Rules and Regulations
     Exhibit D   -   Renewal Option
     Exhibit E   -   Right of First Offer
     Exhibit F   -   Operating Cost Estimate (Year 1)

     (s) Contingencies.  Landlord shall have the right to cancel this Lease if
         -------------
(1) Landlord is unable to acquire the site where the Building is to be located (as reflected in Exhibit B attached hereto) on terms acceptable to it, or (2) the Building is not approved as required by the restrictive covenants encumbering the site, or (3) Landlord is unable to obtain financing for the construction of the Building on terms acceptable to it. If the Lease is terminated pursuant to this Section 24(s), the parties will have no further rights or obligations hereunder. Landlord will give Tenant written notice as soon as the referenced contingencies are satisfied, which the parties anticipate will be on or before April 1, 1998.

     (t) Tenant Signage.  Tenant shall have the right to design and install
         --------------
monument signage in connection with its occupancy of the Premises. The location of such signage, and all design and other specifications associated with such signage, shall be subject to Landlord's prior written approval. Tenant will not install its signage until the location and design have been approved in writing by the Landlord. All costs associated with such signage shall be paid by Tenant.



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                                      18

LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE, AND TENANT'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, SETOFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.

     Dated as of the date first above written.

TENANT:
                                              Address:
                                              -------
JORDAN ASSOCIATES, INC.                       1000 W. Wilshire Blvd., Suite 428
                                              Oklahoma City, Oklahoma 73116

By:   /s/ Jeanette Gamba
     ------------------------------
     Name: Jeanette Gamba
     Title: President and Chief Executive Officer


LANDLORD:
                                              Address:
                                              -------
OKC REAL ESTATE INVESTMENTS, INC.             1601 N.W. Expressway, Suite 1200
                                              Oklahoma City, Oklahoma 73118

By:   /s/ Alfred C. Branch
     ------------------------------
     Name: Alfred C. Branch
          -------------------------
     Title:  President
            -----------------------


                                      19